UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 30, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2021, Delmarva Power & Light Company (DPL) and Potomac Electric Power Company (Pepco) each entered into a Bond Purchase Agreement (the DPL Purchase Agreement and the Pepco Purchase Agreement, respectively) with certain institutional investors. The forms of the DPL Purchase Agreement and the Pepco Purchase Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively. The Pepco Purchase Agreement relates to the offer and sale of (i) $150,000,000 aggregate principal amount of its First Mortgage Bonds, 2.32% Series due March 30, 2031 (the 2031 Pepco Bonds) and (ii) $125,000,000 aggregate principal amount of its First Mortgage Bonds 3.29% Series due September 28, 2051 (the 2051 Pepco Bonds). The closing of the sale and issuance of the 2051 Pepco Bonds is expected to occur in September 2021. See Item 2.03 below for a description of the bonds issued by DPL pursuant to the DPL Purchase Agreement and the bonds issued by Pepco pursuant to the Pepco Purchase Agreement.

Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On March 30, 2021, DPL entered into the DPL Purchase Agreement for the offer and sale of $125,000,000 aggregate principal amount of its First Mortgage Bonds, 3.24% Series due March 30, 2051 (the DPL Bonds). The form of the DPL Bonds is filed herewith as Exhibit 4.1.

The DPL Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the DPL Bonds occurred on March 30, 2021. DPL intends to apply the proceeds of the sale of the DPL Bonds to repay existing indebtedness and for general corporate purposes.

The DPL Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021 (the DPL Supplemental Indenture), establishing the terms of the DPL Bonds. A copy of the DPL Supplemental Indenture is filed herewith as Exhibit 4.2.

On March 30, 2021, Pepco entered into the Pepco Purchase Agreement for the offer and sale of $150,000,000 aggregate principal amount of its 2031 Pepco Bonds. The form of the 2031 Pepco Bonds is filed herewith as Exhibit 4.3.

The 2031 Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the 2031 Pepco Bonds occurred on March 30, 2021. Pepco intends to apply the proceeds of the sale of the 2031 Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The 2031 Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021 (the Pepco Supplemental Indenture), establishing the terms of the 2031 Pepco Bonds. A copy of the Pepco Supplemental Indenture is filed herewith as Exhibit 4.4.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by DPL of the DPL Bonds and by Pepco of the 2031 Pepco Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated March 30, 2021 among DPL and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 30, 2021 among Pepco and the purchasers signatory thereto
4.1	Form of DPL's First Mortgage Bonds, 3.24% Series due March 30, 2051 (included in Exhibit 4.2)
4.2	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021
4.3	Form of Pepco's First Mortgage Bonds, 2.32% Series due March 30, 2031 (included in Exhibit 4.4)
4.4	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Potomac Electric Power Company and Delmarva Power & Light Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; and (2) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company
March 30, 2021

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 30, 2021 among DPL and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 30, 2021 among Pepco and the purchasers signatory thereto
4.1	Form of DPL's First Mortgage Bonds, 3.24% Series due March 30, 2051 (included in Exhibit 4.2)
4.2	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021
4.3	Form of Pepco's First Mortgage Bonds, 2.32% Series due March 30, 2031 (included in Exhibit 4.4)
4.4	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 15, 2021
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.